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                                                              EXHIBIT 10.1(u)(1)

                             AMENDMENT NO. 2 TO THE
                                 UNIVERSAL FOODS
                            SUPPLEMENTAL BENEFIT PLAN

            WHEREAS, Universal Foods Corporation d/b/a Sensient Technologies (the "Company") sponsors the Universal Foods Supplemental Benefit Plan (the "Plan") for employees of the Company who have satisfied the eligibility requirements of the Plan; and

            WHEREAS, the Company's fiscal year has changed to the calendar year; and

            WHEREAS, the Company has changed its name to Sensient Technologies Corporation, subject to shareholder approval at the annual meeting of shareholders scheduled to be held in April 2001; and

            WHEREAS, the Company wishes to amend the Plan to reflect such changes and other matters relating thereto.

            NOW, THEREFORE, the Plan is hereby amended as follows effective as of the dates noted below:

            1. Effective as of November 6, 2000, the Plan shall be known as the:
"Sensient Technologies Supplemental Benefit Plan".

            2. Effective as of November 6, 2000, Section 1. is amended in its entirety to read as follows:

            "Section 1. Purpose

                  The purpose of the Sensient Technologies Supplemental Benefit
            Plan ("Plan") is to reimburse certain employees for various reductions in qualified plan benefits in the Sensient Technologies Retirement Employee Stock Ownership Plan, the Sensient Technologies Transition Retirement Plan, the Sensient Technologies Corporation Savings Plan, which reductions are caused by (i) restrictions in
            Section 401(a)(17), 410, or 415 of the Internal Revenue Code, (ii) the maximum limitation on employer and employee contributions under Sections 401(k), 401(m), and 402(g), of the Internal Revenue Code and (iii) the deferral of a portion of their cash compensation pursuant to nonqualified deferred compensation arrangements."

            3. Effective as of November 6, 2000, paragraph (c) of Section 2. is amended in its entirety to read as follows:

                        "(c) 'Company' means Universal Foods Corporation d/b/a
                  Sensient Technologies Corporation and, effective upon approval of the shareholders, to be known as Sensient Technologies Corporation."
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            4. Effective as of November 6, 2000, the Plan is amended throughout by replacing each additional reference to "Universal Foods Corporation" with "Sensient Technologies Corporation".

            5. Effective as of November 6, 2000, the Plan is amended throughout by replacing each reference to "UFC Stock" with "STC Stock".

            6. Effective as of November 6, 2000, the Plan is amended throughout by deleting each reference to the "Universal Foods Corporation Retirement Plan-General Participating Group".

            7. Effective November 6, 2000, paragraph (1) of Section 2. is deleted, and the following paragraphs of Section 2 are re-lettered accordingly.

            8. Effective as of October 1, 2000, Section 4. is amended in its entirety to read as follows:

            "Section 4. Savings Plan Matching Supplement.

                        An Executive's Plan Account shall be allocated an amount
                  (i) for the period prior to October 1, 2000; as of September 30, 1989 and each September 30 thereafter; and (ii) for the period on and after October 1, 2000; as of December 31, 2000 and each December 31 thereafter, equal to the difference between (A) and (B), where:

                        (A) is the amount of matching Employer contributions that would have been allocated to the account of the Executive for each plan year under the Savings Plan, assuming:
                        (1) the Executive had made the maximum pre-tax deposits for the plan year,
                        (2)   the 415 Limit and $200,000 Limit were
                              inapplicable, and
                        (3) the limitations on employer and employee contributions under Code Sections 401(k), 401(m), and 402(g) were inapplicable, and
                        (B) is the actual matching Employer contribution allocable to the Executive's Savings Plan account for the plan year."

            9. Effective as of October 1, 2000, Section 5. is amended in its entirety to read as follows:

            "Section 5. ESOP Supplement.

                  An Executive's Plan Account shall be allocated an amount (i)
            for the period prior to October 1, 2000; as of September 30, 1989 and each September 30 thereafter; and (ii) for the period on


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            and after October 1, 2000; as of December 31, 2000 and each December
            31 thereafter, equal to the difference between (A) and (B), where:

                  (A) is the amount of allocations that would have been made to the account of the Executive for each plan year under Section
                  4.5 of the ESOP, assuming the 415 Limit, the $200,000 Limit and the Deferred Compensation Limit were inapplicable, and

                  (B) is the actual Section 4.5 allocation to the Executive's ESOP account for the year."

            10. Effective as of October 1, 2000, Section 6. is amended in its entirety to read as follows:

            "Section 6. Transition Supplement.

                  "An Executive's Plan Account shall be allocated an amount (i)
            for the period prior to October 1, 2000; as of September 30, 1989 and each September 30 thereafter; and (ii) for the period on and after October 1, 2000; as of December 31, 2000 and each December 31 thereafter, equal to the amount of allocations that would have been made to the account of the Executive for each plan year under
            Section 4.1 of the Transition Plan, assuming the 415 Limit were inapplicable and the Executive were a Participant in the Transition Plan with the benefit determined by the Benefits Administrative Committee. This Transition Supplement shall be the Executive's applicable dollar amount for such year as specified in Appendix A attached hereto."

            IN WITNESS WHEREOF, this Amendment has been duly executed this 12th day of December, 2000.

                                         UNIVERSAL FOODS CORPORATION
                                         d/b/a SENSIENT TECHNOLOGIES CORPORATION


                                         By:  /s/: Richard Carney
                                            ------------------------------------


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